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                                                                   EXHIBIT 10.12

                              FIRST AMENDMENT TO
                              ------------------
                           ASSET PURCHASE AGREEMENT
                           ------------------------



THIS FIRST AMENDMENT ("Amendment") is made and entered into this 10th day of February, 1997 by and between MERIDIAN COMMUNICATIONS NORTH, a general partnership ("Meridian") and AMERICAN TOWER SYSTEMS, INC., a Delaware corporation ("ATS"), with reference to the following facts:

     Meridian and ATS are parties to a certain Asset Purchase Agreement dated February 5, 1997 (the "Agreement") relating to the sale by Meridian to ATS of substantially all the assets of Meridian. The parties desire to amend the Agreement in the manner set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereby agree as follows:

     1. The last sentence of the first paragraph of Section 3.5(a) of the Agreement is hereby amended to read as follows: "Except as otherwise set forth in Section 3.5(a) of the Meridian Disclosure Schedule: (i) all of such Leases are, to Meridian's knowledge, valid and subsisting and in full force and effect and (ii) neither Meridian nor, to Meridian's knowledge, any other party thereto, is in Material default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Lease."

     2. Section 3.6 of the Agreement is hereby amended by adding the following sentence thereto: "All warranties and representations set forth in this Section
3.6 are subject to such exceptions as are set forth in Section 3.6 of the Meridian Disclosure Schedule, to the extent such warranties or representations are not already expressly so qualified herein."

     3. Section 3.7(b) of the Agreement is hereby amended by adding the following sentence thereto: "The warranties and representations set forth in this Section 3.7(b) are subject to such exceptions as are set forth in Section 3.7(b) of the Meridian Disclosure Schedule, to the extent such warranties or representations are not already expressly so qualified herein."

     4. Section 3.16 of the Agreement is hereby amended by adding the following sentence thereto: "The warranties and representations set forth in this Section 3.16 are subject to such exceptions as are set forth in Section
3.16 of the Meridian
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Disclosure Schedule, to the extent such warranties or representations are not already expressly so qualified herein."

     5. Except to the extent set forth to the contrary in this Amendment, all provisions of the Agreement remain in full force and effect.

     6. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first above written.


"Meridian"                          "ATS"

MERIDIAN COMMUNICATIONS NORTH       AMERICAN TOWER SYSTEMS, INC.


By:                                 By:
   ---------------------------         -------------------------
   E.J. Reichler, Trustee
   of the Reichler Family              -------------------------
   Trust dated May 24, 1989,
   General Partner


By:
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   Norman Kramer,
   General Partner


By:
   ---------------------------
   E.J. Reichler, Trustee of
   the Sue H. Reichler
   Testamentary Trust

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